SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 25, 2001



                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


          Tennessee                    0-14289                 62-1222567
          ---------                    -------                 ----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

            100 North Main Street, Greeneville, Tennessee 37743-4992
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                    (Address of principal executive offices)


                                 (423) 639-5111
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               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

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Item 5.  Other Events.
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     The Registrant  announced the declaration of a five-for-one  stock split of its common stock effected in the form of a dividend. The stock split is payable on May 29, 2001, to stockholders of record as of the close of business on May 15, 2001. See the attached press release, at Exhibit 99.1, for further information.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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   (a) -  (b)      Not applicable.

          (c)      The following exhibit is filed as part of this report.

                   Exhibit 99.1      Press release dated May 4, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                        GREENE COUNTY BANCSHARES, INC.


Date:   May 4, 2001                     By:   /s/ R. Stan Puckett
                                            ------------------------------------
                                            R. Stan Puckett
                                            President, Chief Executive Officer
                                            and Director
                                            (Duly Authorized Representative)